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                      Securities and Exchange Commission
                            Washington, D.C. 20549



                                   FORM 8-K


             Current Report Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of Earliest Event Reported):
                                August 5, 1999


                              INTER PARFUMS, INC.
            (Exact name of Registrant as specified in its charter)

                        Commission File Number 0-16469


           Delaware                                            13-3275609
-------------------------------                          -------------------
(State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                           Identification No.)



                  551 Fifth Avenue, New York, New York 10176
                  ------------------------------------------
                   (Address of Principal Executive Offices)



                                 212.983.2640
                                 ------------
             (Registrant's Telephone number, including area code)


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Item 5.  Other Events.

         The press release of the Registrant dated August 5, 1999, a copy of which is annexed hereto as Exhibit no. 99.1, is incorporated by reference herein.

Item 7.  Exhibits.

         The following document is filed herewith:

         99.1 Press release of the Registrant dated August 5, 1999


                                  SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: August 5, 1999

                                                     Inter Parfums, Inc.


                                                     By: /s/ Russell Greenberg
                                                     Russell Greenberg,
                                                     Executive Vice President



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